SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):


                               February 18, 2004
                    ________________________________________


                                   ITXC Corp.
                    ________________________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
                    ________________________________________
                 (State or other jurisdiction of incorporation)



                   000-26739                  22-35-31960
            ______________________   ______________________________
           (Commission File Number) (IRS Employer Identification No.)



               750 College Road East, Princeton, New Jersey   08540
               ______________________________________        ________
              (Address of principal executive offices)      (Zip Code)

                                 (609) 750-3333
                     ______________________________________
                        (Registrant's Telephone Number)


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Item 5.     Other Events and Regulation FD Disclosure

The Company disseminated the attached press release on February 18, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITXC CORP.

Date:  February 18, 2004                     By:  /s/ Theodore M. Weitz
                                             ___________________________________
                                             Name:  Theodore M. Weitz
                                             Title: Vice President, General
                                                    Counsel and Secretary




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EXHIBIT INDEX

Exhibit 99.1            Press Release dated February 18, 2004